As filed with the Securities and Exchange Commission on April 26, 2019
File No. 002-81956
811-03627
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	54	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	54	[X]

Greenspring Fund, Incorporated
(Exact Name of Registrant as Specified in Charter)

2330 West Joppa Road, Suite 108
Lutherville, Maryland 21093-4641
(Address of Principal Executive Offices)

(410) 823-5353
(Registrant's Telephone Number, including Area Code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093-4641
(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on May 1, 2019 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE: This Post-Effective Amendment No. 54 to the Registration Statement of Greenspring Fund, Inc. is being filed to add the audited financial statements and certain related financial information for the fiscal year ended December 31, 2018 for Greenspring Fund and to make permissible changes under Rule 485(b).

Trading Symbol:  GRSPX

Prospectus

May 1, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greenspringfund.com). You will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund does not currently offer electronic delivery of shareholder reports to direct investors. If you have already elected to receive shareholder reports electronically from your financial intermediary (such as a broker-dealer or bank), you will not be affected by this change and you need not take any action. If you invest through a financial intermediary and want to receive electronic delivery of shareholder reports, you must contact your financial intermediary to sign up.

You may elect to receive all future reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports after January 1, 2021 by calling 1-800-576-7498. If you invest through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of the Fund’s shareholder reports.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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Greenspring Fund	2

Summary Section

Investment Objectives.  The Greenspring Fund’s (the “Fund”) primary investment objective is long-term capital appreciation through a total return approach to investing.  Income is an important, but secondary, objective.

Fund Fees and Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.02%

(1)
Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that:
• You invest $10,000 in the Fund for the periods indicated;
• You redeem in full at the end of each of the periods indicated;
• Your investment has a 5% return each year; and
• The Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxable distributions on Fund shares that are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests in stocks its investment adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”), believes are undervalued at the time of purchase and fixed income investments, including corporate, convertible, and high yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”) that have the potential to provide income, capital appreciation or a combination of both.  The Fund invests primarily in securities of U.S. issuers.  The Fund may invest in companies of any market capitalization that its Adviser believes are undervalued relative to historical valuations, the company’s peers, the securities market in general or its value as a private company and provide an attractive risk/reward value.  The Adviser utilizes a bottom-up approach whereby it researches individual companies regardless of the industry.  The Fund’s investment style is typically referred to as a “value” investing approach.  The Fund may also invest in companies in the process of financial restructuring or liquidation.  If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high-quality, short-term money market instruments, including money market funds.  The size of the Fund’s cash reserves may reflect the Adviser’s ability to find securities that meet its investment strategies rather than the market outlook.

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Greenspring Fund	3

Principal Investment Risks.  The risks associated with an investment in the Fund can increase during times of significant market volatility.  The principal risks of the Fund are:

•	There is a risk that you could lose all or a portion of your investment in the Fund.
•
Value investing may be out of favor.  There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole.  Value stocks may remain undervalued during a given period.  This may happen, among other reasons, because value stocks, as a category, lose favor with investors compared to growth stocks.

•
Although the Fund’s Adviser invests in companies it considers undervalued relative to historical valuations, their peers, the general stock market or their values as private companies, there is a risk that the value of these securities may decline or may not reach what the Adviser believes are their full value.  In addition, there is the risk that securities judged to be undervalued may actually be appropriately priced or overvalued.

•
In general, values of equity securities, including common and preferred stocks, fluctuate in response to changes in a company’s financial condition or prospects (including actual or anticipated earnings) as well as general market, economic and political conditions and other factors. Equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods.

•
The Fund may invest in securities of micro-, small- and mid-capitalization companies that tend to be more volatile and less liquid than securities of large-capitalization companies, which can negatively affect the Fund’s ability to purchase or sell these securities.

•
Debt securities, such as bonds, involve interest rate risk, credit risk, prepayment risk and extension risk, among other risks.  Other factors may affect debt securities, such as the financial condition of a particular issuer and general economic conditions. The yield earned by the Fund on debt securities will vary with changes in interest rates earned on the Fund’s investments.

•
Changes in interest rates will affect the value of the Fund’s investments.  Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall.  Interest rates across the U.S. economy have increased from recent multi-year lows and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.  Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the overall duration of the debt securities held by the Fund.

•
Credit risk is the risk that the issuer or the guarantor of a fixed income security is unable or unwilling, or is perceived to be unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations.  Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.  The downgrade of the credit rating of a security may decrease its value.

•
Prepayment risk is the risk that when interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

•
Extension risk is the risk that higher interest rates will often result in slower payoffs of lower coupon bonds, which effectively increases duration risk, heightens interest rate risk, and increases the potential for price declines.

•
High yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”) are securities rated BB or lower by Standard & Poor’s Ratings Services (“S&P”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, deemed by the Fund’s Adviser to be of comparable quality.  High yield bonds are speculative in nature, involve greater credit risk and risk of default by the issuer, and may be less liquid and subject to greater market fluctuations than higher-rated fixed income securities. High yield bonds are usually more sensitive to economic conditions and individual corporate developments than higher-rated securities, which may adversely affect their value.

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Greenspring Fund	4

•
Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody's. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher-rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•
The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock.  In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in high yield bonds, including credit risk and interest rate risk.

•
Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation.  Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk.  The value of preferred stock may decline if dividends are not paid.  In certain situations an issuer may call or redeem its preferred stock or convert it to common stock.  The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

•
Certain of the Fund’s investments may be or become illiquid.  An illiquid investment may be difficult to sell or value and the Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.  The Fund also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Fund.

•
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed income securities.  Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.  The Fund may experience periods of heavy redemptions that could cause it to sell assets at inopportune times, at a loss, or at depressed values.  This risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•
The Fund may invest in actual or anticipated special situations such as financial restructurings or liquidations.  These transactions may not be completed as the Fund’s Adviser anticipates or may take an excessive amount of time to be completed.  They also may be completed on different terms than the Adviser anticipates, resulting in a loss to the Fund.  Some special situations may be so uncertain that the Fund may lose its entire investment in the situation.

Performance.  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based securities market index, as well as more narrowly based indexes.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.greenspringfund.com or by calling the Fund toll-free at (800) 366-3863.

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Greenspring Fund	5

Calendar Year Total Returns as of December 31

Best and Worst Performing Quarters
During the Last 10 Years

	Quarter/Year	Total Return
Best	June 30, 2009	12.21%
Worst	December 31, 2018	-13.75%

Average Annual Total Returns
(For the periods ended December 31, 201 8 )
	1 Year	5 Years	10 Years	Since Inception (July 1, 1983)
Return Before Taxes	-10.15%	1.27%	5.78%	8.76%
Return After Taxes on Distributions	-12.29%	-0.57%	4.13%	6.50%
Return After Taxes on Distributions and Sale of Fund Shares	-4.47%	0.83%	4.33%	6.41%
Russell 3000® Value Index(1) (reflects no deductions for fees, expenses or taxes)	-8.58%	5.77%	11.12%	N/A
Blended Benchmark(2) (reflects no deductions for fees, expenses or taxes)	-4.47%	4.62%	9.33%	N/A
Lipper Flexible Portfolio Fund Index (3) (reflects no deduction for fees, expenses, or taxes)	-6.10%	3.39%	8.35%	N/A
Russell 3000® Index(1) (reflects no deduction for fees, expenses, or taxes)	-5.24%	7.91%	13.18%	10.29%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

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Greenspring Fund	6

(1)
The Fund’s performance benchmark index was changed to the Russell 3000® Value Index because the Fund considers it to be a more suitable benchmark to compare the Fund’s performance given the Fund’s investment strategy than the Fund’s former performance benchmark index, the Russell 3000® Index.  The Russell 3000® Value Index is a market-capitalization weighted equity index and includes those Russell 3000® Index companies with lower price-to-book ratios and lower expected growth rates.

(2)
The Blended Benchmark, which is comprised of 60% Russell 3000® Value Index/ 30% ICE BAML 1-3yr BB Cash Pay High Yield Index/ 10% ICE BAML 3-Month T-Bill Index, is provided to show how the Fund’s performance compares with the returns of an index constructed by the Adviser as a blend of various market indexes to reflect the market sectors in which the Fund invests.

(3)	The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes, with a focus on total return.

Management.
Investment Adviser.  Corbyn is the Fund’s investment adviser.

Portfolio Manager.  Charles vK. Carlson, CFA, President and Director of Corbyn, has been the portfolio manager of the Fund since January 1987.

Purchase and Sale of Fund Shares.  The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.  These amounts apply to purchases of shares directly from the Fund’s transfer agent.  Financial intermediaries may impose different minimum purchase or other requirements.

Type of Account	Minimum Initial Investment	Subsequent Investment
Individual/Joint	$2,500	$100
Trust/Corporate/Partnership/Other	$2,500	$100
Gift/Transfer to Minor	$1,000	$100
Traditional/Roth/Simple/SEP IRA	$1,000	$100
Coverdell Education Savings Account Automatic Investment Plan	$1,000 $1,000	$100 $100

Shareholders may purchase or redeem Fund shares on any business day the New York Stock Exchange (“NYSE”) is open by written request, wire, telephone, or through a financial intermediary.  You may conduct transactions by mail (Greenspring Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire, or by telephone at (800) 576-7498. You may also purchase additional Fund shares online at www.greenspringfund.com; however, online redemptions are not permitted. If you own Fund shares through a financial intermediary, please contact your financial intermediary to purchase and redeem shares.

Tax Information.  The Fund’s distributions are taxable as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Corbyn may pay the financial intermediary a fee to compensate it for the sale of Fund shares.  The Fund and/or Corbyn also may pay a financial intermediary a fee to compensate it for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Fund over another investment.  Ask your financial intermediary or visit its website for more information.

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Greenspring Fund	7

Investment Objectives, Principal Investment Strategies, Related Investment Risks and Portfolio Holdings Disclosure

Investment Objectives.  The Fund’s primary investment objective is long-term capital appreciation through a total return approach to investing.  Income is an important, but secondary, objective.  The Fund’s investment objectives can be changed without shareholder approval, although shareholders will be notified prior to any material changes.

Principal Investment Strategies.  The Fund uses a research-intensive style of analysis in which the Adviser searches the investment universe for securities which, based on its analysis, it believes are undervalued or inefficiently priced.  As these securities become more “correctly” valued by the investment community, they may provide the Fund with positive returns.  The Fund may purchase relatively large positions in securities that the Adviser believes are significantly undervalued.
•
Value-oriented Equity Securities.  The Fund employs a strong value investing approach in selecting the securities it purchases.  Value investing generally emphasizes securities of companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities.  The Fund’s equity investments are usually in stocks that trade at prices that the Adviser believes represent discounts relative to (1) historical valuations, (2) the market valuations of peers, (3) the valuations of the market as a whole, and/or (4) the company’s value as a private company.  In researching investments, the Adviser focuses on the following factors:

•
Free cash flow.  Free cash flow measures the cash-generating capability of a company by adding certain non-cash charges (e.g., depreciation and amortization) to earnings and subtracting recurring capital expenditures.  A company’s generation of “free” cash flow can be used to expand or finance operations.  Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, or dividend increases.

•
Financial strength.  Companies that are more concerned with managing their balance sheets and meeting debt obligations are less likely to be successful investments than those that are well-capitalized and whose managements focus on growth opportunities.

~~•~~
Management capability.  The Fund seeks to invest in companies whose management teams have historically acted in the shareholders’ best interests and have managed their companies with the goal of improving shareholder value.  Often, these management teams have a significant investment in their company’s stock, thus aligning their interests with those of the company’s shareholders.

•
Fixed Income Securities.  The Fund usually invests a portion of its portfolio in bonds.  The bonds in which the Fund may invest have variable, floating or fixed interest rates, may be of any maturity or credit rating, and may include high yield and convertible bonds.

•
Bonds are often rated by credit agencies as to their credit quality.  The Fund does not limit its investment in bonds to any certain rating category and may invest in bonds that are below investment grade (those rated BB or lower by S&P or Ba or lower by Moody’s or, if unrated, deemed by the Adviser to be of comparable quality), including those that are in default at the time of purchase.

•
The addition of fixed income securities to the Fund’s portfolio can add significantly to the total return characteristics of its performance.  The performance of bonds can, at times, differ from that of the equities in the Fund’s portfolio, thus helping to temper the volatility of the portfolio.

•
The Fund’s investment in bonds may include convertible bonds.  Such convertible bonds may be “busted,” meaning that the ability of these securities to convert into common stock has been made relatively unimportant by a stock price decline, yet the Adviser believes they have significant value as yield-to-maturity-oriented bond investments.  These securities are often of shorter-than-average maturity (which results in less interest rate volatility) and may carry yields-to-maturity that are superior to other securities of similar credit quality.

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Greenspring Fund	8

•
Other Investments and Borrowings.  If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high quality, short-term money market instruments, including money market funds, which may reduce downside volatility during periods of market weakness, but may cause the Fund to not achieve its investment objectives.  Other investment practices are detailed in the Fund’s Statement of Additional Information (“SAI”).  The Fund may, from time to time, enter into a line of credit with a bank to permit borrowing for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market.

The Fund may sell securities from its portfolio to realize gains, limit losses, or pursue other investment opportunities or for other tax planning purposes.

Related Investment Risks.  In addition to the principal risks of investing in the Fund discussed in the “Summary Section−Principal Investment Risks,” you also may encounter the following risks by investing in the Fund:
•	General Risks
•	The securities selected by the Adviser may underperform the markets or the securities selected by other funds with similar investment objectives and investment strategies.
•
Securities of different market capitalization segments, industries, sectors or asset classes in which the Fund may invest tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.  To the extent that the Fund emphasizes investments in the securities of a particular market capitalization segment, industry, sector or asset class, the Fund may be more susceptible to adverse economic, market, political or regulatory events affecting that market capitalization segment, industry, sector or asset class.

•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.
•
Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

•
Although prices of many U.S. equity securities have increased substantially over several years, some market prognosticators reportedly believe market indicators point toward a period of decline.  Higher interest rates may further strengthen the U.S. dollar, which may harm U.S. companies that rely significantly on exports. The recent decision by the Federal Reserve to pause its program of rate increases may reflect concerns about the strength of the U.S. economy. Some market participants have expressed concern that with the large number of investments in passive products following various indices, the securities that make up those indices have been artificially inflated in value.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The ultimate content of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

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Greenspring Fund	9

National economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the possibility of changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation and the political processes of the nations involved.  There is a substantial risk that the UK will separate from the EU sometime in 2019 without a formal agreement, which could be highly disruptive to the economies of both regions. The outcome may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

Some countries where economic conditions are still recovering from the 2008 financial crisis are perceived as fragile. The crisis caused strains among countries in the Euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Political and diplomatic events within the U.S. and abroad, such as the 2019 federal government shutdown or the threat of a future shutdown, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Equity markets in the United States and China also seem very sensitive to the outlook for the current U.S.-China “trade war.”

•
Markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•	Stock Risks
•
Investments in securities of micro-, small- and mid-capitalization companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments.  Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies.  Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger companies.

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Greenspring Fund	10

•
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.  Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Large holdings in a relatively small number of securities with disappointing performance will adversely affect the Fund’s performance more so than would be the case with a more diversified fund.
•
When financial markets experience periods of extreme stress, unusual and extreme volatility may occur in the equity markets and in the prices of individual stocks.  As a result, the prices of stocks of individual companies may be negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  Such market conditions could add significantly to the risk of short-term volatility of the Fund.

•	Bond Risks
•
To the extent the Federal Reserve Board may raise interest rates, there is a risk that rates across the financial system may rise, exposing the Fund to a heightened level of interest rate risk which may result in losses to the Fund.  Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (the term of a debt security) or duration (a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price.  Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund's overall duration.

•
The credit rating of a debt security does not necessarily address its market value risk and may not reflect its actual credit risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

•
Unrated debt securities determined by the Adviser to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes.  Less public information is typically available about unrated securities or issuers.

•	Large bond holdings may adversely affect the Fund’s ability to participate in a rapidly rising stock market.
•	Transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
•
The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock.  In general, a convertible security is subject to the risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the risks of debt when the underlying stock’s price is low relative to the conversion price.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security.  Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities.

•
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in high yield bonds, including interest rate risk.  In addition, because companies that issue convertible securities are often micro-, small- or mid-capitalization companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

•
Preferred stocks may pay fixed or adjustable rates of return.  Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities.  Preferred stock also is subject to many of the risks associated with debt securities, including interest rate risk.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors.  The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock.  Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of bonds and other debt.

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•	High Yield Bond Risks
•	Deteriorating economic conditions or rising interest rates may weaken the issuer’s ability to pay interest and repay principal more so than issuers of higher-rated securities.
•
The Fund may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

•	Other Risks
•
The Fund may invest in distressed securities, including bonds and stocks, which may not be publicly traded and that may involve a substantial degree of risk.  Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy.  In certain periods, there may be little or no liquidity in the markets for these securities or other instruments.  In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility.  It may be difficult to obtain financial information regarding the financial condition of such a company, and its financial condition may be changing rapidly.

•	Because of the risks involved in investing in high yield bonds and distressed securities, to the extent the Fund invests in such securities, an investment in the Fund should be considered speculative.
•	Large positions in short-term money market instruments may adversely affect the Fund’s ability to participate in a rapidly rising stock or bond market.
•	Risk Management
•
The Adviser attempts to identify particular types of risk and to reduce the Fund’s exposure to them.  However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events.  Accordingly, no risk management program can eliminate the Fund’s exposure to such events, and especially those risks that are not intrinsic to the Fund’s investment program; at best, it can only reduce the possibility that the Fund will be affected by adverse events.  While the Prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser will identify all of the risks that might affect the Fund or be able to take appropriate measures to reduce the Fund’s exposure to them.

•
In October 2016, the SEC adopted Rule 22e-4 under the Investment Company Act of 1940, which mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Fund. Among other things, the rule requires open-end funds, including the Fund, to establish a liquidity risk management program to assess, manage, and periodically review the Fund’s liquidity risk, based on certain factors specified in the rule. The Fund is required to adopt a liquidity risk management program no later than June 1, 2019.  The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with implementing the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the implementation of the program. Changes related to the rule may increase the Fund’s expenses, may negatively affect the Fund’s return potential, and may not reduce the Fund’s liquidity risk.

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Portfolio Holdings Disclosure.  A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI, which is available on the Fund’s website at www.greenspringfund.com.

Management

Investment Adviser.  Corbyn is the Fund’s investment adviser.  Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is a registered investment adviser providing investment management services for clients since 1973.  Subject to the oversight of the Fund’s Board of Directors (the “Board”), Corbyn places orders to purchase and sell securities and provides the Fund with a program of investment management.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Advisory Agreement with Corbyn is available in the Fund’s most recent Semi-Annual Report to shareholders for the six month period ended June 30.

For its advisory services to the Fund, Corbyn is entitled to receive a management fee payable monthly and calculated at an annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 and $500 million, and 0.65% of average daily net assets in excess of $500 million.  For the fiscal year ended December 31, 2018, the Fund paid Corbyn a management fee of 0.75% of its average daily net assets.  Corbyn also receives a monthly fee for providing certain administrative services to the Fund.

Portfolio Management.  Charles vK. Carlson, CFA, has been the portfolio manager of the Fund since January 1987.  He is also President and a Director of Corbyn.  Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy.  He has been a CFA charter-holder since 1986.  The SAI provides additional information about Mr. Carlson’s compensation, other accounts managed, and ownership of Fund shares.

Pricing of Fund Shares

Determination of the Fund’s Share Price.  The Fund’s shares are purchased and redeemed at the Fund’s current net asset value (“NAV”) per share.  The Fund calculates its NAV per share by subtracting its total liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The Fund calculates its NAV per share as of the close of regular trading (normally 4:00 p.m. Eastern time, unless the NYSE closes early) each day the NYSE is open for business.  In the event that the NYSE closes early, the Fund’s share price normally will be determined as of the time of closing.  The Fund will not calculate its share price on a day the NYSE is closed.

Generally, the Fund’s investments are valued at market value.  Equity securities traded on a principal stock exchange are valued at the last quoted sale price.  Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer.  Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.  Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the-counter market.  In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

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Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation.  The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value.  Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market.  These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and type, as well as prices supplied by dealers who make markets in such securities.  In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Any securities for which market quotations are not readily available, the above valuation procedures are not appropriate, or do not appear to accurately reflect the current value of the security, are valued at fair value as determined in good faith by Corbyn pursuant to policies and procedures approved by the Board.

In determining fair value, Corbyn, as directed by the Board, considers all relevant qualitative and quantitative information available.  These factors are subject to change over time and are reviewed periodically.  The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments.  Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund’s NAV per share is available on the Fund’s website, www.greenspringfund.com.  You can also call U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at (800) 576-7498 and listen to the daily recording.

Price at Which a Transaction is Effected.  The Fund must receive your order in good form before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time, unless the NYSE closes early) for you to receive that day’s closing NAV per share.  Orders in “good form” must include all applicable information to process a transaction including the shareholder’s name and account number.  If the Fund receives your order after the close of regular trading on the NYSE, you will receive the next trading day’s closing NAV per share.  The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Purchase of Fund Shares

The Fund offers the following types of accounts:

Type of Account	Minimum Initial Investment
Individual/Joint	$2,500
Trust/Corporate/Partnership/Other	$2,500
Gift/Transfer to Minor	$1,000
Traditional/Roth/Simple/SEP IRA	$1,000
Coverdell Education Savings Account Automatic Investment Plan	$1,000 $1,000

Opening an Account
•	Regular Account. Please complete and sign a New Account Application and mail with a check payable to “Greenspring Fund” to:

Regular Mail	Overnight
Greenspring Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Greenspring Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202

The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund is unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  The Fund reserves the right to reject any application for any reason.
•
Automatic Investment Plan.  The Fund offers an Automatic Investment Plan (“AIP”) whereby investments in the Fund may be effected automatically, on a bi-monthly, monthly, quarterly or semi-annual basis.  Complete the AIP section on the New Account Application or contact the Transfer Agent for instructions after your account has been opened.  The Transfer Agent will deduct a predetermined amount (minimum of $100) from your bank account.  Please verify that your bank is able to accept Automated Clearing House (“ACH”) transactions and/or is a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  Any request to change or terminate your AIP should be submitted to the Transfer Agent five days prior to the effective date.  Your first automatic investment normally becomes active within seven business days after we receive your New Account Application or request to establish the AIP.

•
IRA.  Please complete and sign an IRA Application and mail with a check payable to “Greenspring Fund.”  To transfer the assets in an existing IRA to shares of the Fund to be held in a Fund IRA or to transfer or roll over funds from an employer-sponsored plan such as a 401(k), complete a Transfer of Assets/Direct Rollover Form in addition to the IRA Application.

•
Coverdell Education Savings Account.  Please complete and sign a Coverdell Education Savings Account (“Coverdell ESA”) Application and mail with a check payable to “Greenspring Fund.”  To transfer the assets in an existing Coverdell ESA to shares of the Fund to be held in a Fund Coverdell ESA, complete a Transfer of Assets Form in addition to the Coverdell ESA Application.

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To Open an Account by Wire.  A completed New Account Application is required before your wire can be accepted.  You can send your New Account Application through the mail or by overnight delivery.  Upon receipt of your completed New Account Application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the Fund’s name, your account number, and your name so that your wire can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:  Greenspring Fund
(Your name)
(Your account number)

Before sending your wire, please contact the Transfer Agent to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays by your bank or the Federal Reserve wire system, or from incomplete wiring instructions.

Customer Identification Program.  To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.  As a result, the Fund must obtain the following information for each person that opens a new account:
• Name;
• Date of Birth (for individuals);
• Residential or business street address; and
• Social security or other taxpayer identification number.

If you are opening an account in the name of a legal entity (e.g., partnership, limited liability company, business or statutory trust, corporation, etc.), you must also supply the identity of the principal beneficial owners thereof.  Mailing addresses containing only a P.O. Box will not be accepted.  The Fund may also require other identifying information.

If you are unable to provide the requested information and the Fund is unable to contact you within an appropriate period of time, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and your investment will be returned to you.

After your account is opened, the Fund is required to take steps to verify your identity (and for legal entities, the principal beneficial owners thereof) and, if necessary, request additional identifying information.  If the Fund is unable to verify identity from the information you provide, you may be restricted from making future purchases or your shares may be redeemed and your account closed. The Fund will not be liable for any loss or tax liability resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

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Additional Investments.  You can purchase additional shares through the following methods:
•	By Mail. You can mail a check (minimum of $100), payable to “Greenspring Fund,” together with:
• The detachable investment slip from your account statement; or
• A letter indicating the amount of your purchase, your account number, and the name in which your account is registered.
•	By Wire. You can also wire funds as described above. We may reject any purchase of additional shares below $100.
•
By Telephone.  Shareholders may purchase additional shares by calling (800) 576-7498.  If elected on your account application and your account has been open for seven business days, telephone orders will be accepted in amounts of $100 or more via electronic funds transfer from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the NAV next calculated after receipt of your purchase order.  To add telephone privileges to your account, please contact the Transfer Agent for instructions.

During periods of high market activity, you may encounter longer than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close if you wish to purchase shares at the NAV calculated on the day of your purchase order.  If you are unable to contact the Transfer Agent by telephone, you may make your purchase request by mail, wire or internet.  Once you place a telephone transaction request, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

•
By Internet.  After your account is established, you may set up a PIN number by logging onto www.greenspringfund.com.  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network.  Please make sure that your account is set up with bank account instructions and that your bank is an ACH member.  You must have authorized purchase privileges in order to complete internet transactions.  Your shares will be purchased at the NAV next calculated after receipt of your purchase order.  Call (800) 576-7498 if you have questions.

Statements and Confirmations.  Please review your statements and confirmations carefully as soon as you receive them.  You should contact the Transfer Agent immediately if you have any questions or notice any discrepancies.

Purchasing Shares Through a Financial Intermediary.  Fund shares may be purchased through certain broker-dealers or other financial intermediaries (each a “financial intermediary”).  A financial intermediary places orders by telephone, fax or electronically for Fund shares on behalf of its clients and receives the NAV next calculated after receipt of the order.  A purchase order is deemed to be received when the Transfer Agent or a financial intermediary accepts the order.  Financial intermediaries are authorized to designate other financial intermediaries to accept purchase orders on the Fund’s behalf.

Your financial intermediary will be able to provide you with the information you will need for managing your investment in the Fund. This includes information on how to buy and sell shares, investor services, and additional policies.  If you use a financial intermediary, contact it to buy or sell shares of the Fund.

If you purchase your shares through a financial intermediary, it may impose a commission or charges for its services, have different minimums for first-time or additional investments, or impose restrictions or limitations that are not applicable if you purchase shares directly from the Fund.  The Fund is not responsible for the failure of any financial intermediary to carry out its obligations to its customers.  The Fund and/or Corbyn may pay a financial intermediary a fee to compensate it for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund, among others.  The Fund reserves the right to modify, limit or terminate its agreement with a financial intermediary at any time.

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Other Purchase Information.  The Fund reserves the right to decline a purchase order for any reason.

You will be subject to a $25 fee if your payment does not clear your bank.  You will also be responsible for any loss incurred.  If you are an existing shareholder, we reserve the right to redeem shares from any identically registered account as reimbursement for the loss.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of a New Account Application, additional investment requests, or redemption requests does not constitute receipt by the Transfer Agent or your financial intermediary.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s or financial intermediary’s offices.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Share certificates are not issued.

Redemption of Fund Shares

You can redeem shares any day the NYSE is open for business through the following methods:
•	By Mail. You can redeem shares by mailing or delivering a letter of instruction to the Transfer Agent with the following information:
•	Your account number;
•	The dollar value (minimum of $100), or number of shares you wish to redeem;
•	The desired method of payment (check, ACH or wire) (a $15 fee will be charged for a wire);
•	Your signature and the signature of anyone else listed on the account (with a signature guarantee if applicable – as defined below); and
•	Any supporting legal documentation that may be required.
•
By Telephone.  You can redeem up to $25,000 (if previously selected on your application and set up on your account) by calling (800) 576-7498.  Please allow sufficient time to ensure that you will be able to complete your telephone transactions prior to market close if you wish to redeem shares at the NAV calculated on the day of your redemption order.  Once you place a telephone transaction request, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  In order to arrange for the telephone redemption option after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder.  Requests to establish telephone redemptions with proceeds going to the address of record do not require a signature guarantee or signature validation.  Requests to establish telephone redemptions with proceeds going to a bank account or an address other than that of record will require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine.  These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephone transactions, and/or sending written confirmation of such transactions to shareholders.  Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon a shareholder’s instructions or for any unauthorized telephone redemption.  The Fund reserves the right to refuse a telephone redemption request for any reason.
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•
Systematic Withdrawal Plan.  The Fund offers a Systematic Withdrawal Plan (the “Plan”) whereby you may choose to redeem a specified dollar amount of shares on a monthly, quarterly, or annual basis.  The minimum account balance to begin participation in the Plan is $10,000 and the minimum withdrawal amount is $100.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your account.  The Plan may be terminated at any time by the Fund.  You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next withdrawal.

A withdrawal under the Plan involves a redemption of shares, which may result in your recognizing a gain or loss for federal income tax purposes.  In addition, if the amounts withdrawn exceed the dividends and other distributions credited to your account, your account ultimately may be depleted.

•
Financial Intermediary.  If your shares are held through a financial intermediary, contact the financial intermediary to redeem your shares.  A redemption order is deemed to be received when the Transfer Agent or a financial intermediary accepts the order.  Financial intermediaries are authorized to designate other financial intermediaries to accept redemption orders on the Fund’s behalf.  A financial intermediary may impose a commission or charges for its services or other restrictions on redemptions that are not applicable if your account is held directly with the Fund.  If you redeem your shares through a financial intermediary, you will not be subject to the Fund’s required minimum redemption amount.

•	Other Redemption Information.
•	The Fund will not accept online redemption requests.
•
The Fund typically expects to make a payment for all shares redeemed in good form within one to two business days of the redemption request, but no more than seven business days after receipt of the request.

•
You may have redemption proceeds sent to the address of record, wired to your bank account of record, or sent via electronic funds transfer through the ACH network to the bank account of record (a $15 fee will be charged for a wire).

•
If you are redeeming shares recently purchased by check or electronic funds transfer through the ACH network, your proceeds may be delayed until your purchase amount has cleared, which may take up to seven calendar days after the purchase date.

•	The Fund expects to make all redemptions in cash out of its holdings in cash or cash equivalents, or from the sale of portfolio assets, under normal or stressed market conditions.

Signature Guarantee.  Signature guarantees will generally be accepted from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.  You must provide a signature guarantee from a member of either a Medallion or non-Medallion program for the following:
•	A redemption request over $25,000;
•	A redemption request within 30 calendar days of an address change;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record (including an IRA transfer) or transferred to an account with a different registration from yours; or
•	If ownership is being changed on your account (transfer or name change due to marriage or divorce).

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

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In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances of a particular situation.

Frequent Trading.  The Fund is intended for long-term shareholders.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares.  Shareholders who engage in frequent purchases and redemptions of Fund shares over a short period can disrupt the Fund's investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small- or mid-cap securities or high yield bonds, it may be subject to the risks of market timing more than a fund that does not.

The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares in an effort to deter frequent trading and minimize harm to Fund shareholders.  The Fund will review selected trades in an effort to detect frequent trading and reserves the right to reject, limit, delay or impose other conditions on a purchase order or to close or otherwise limit activity in accounts based on a history of frequent purchases and redemptions of Fund shares for any reason, and without prior notice. Although these efforts are designed to discourage frequent trading, these tools may not eliminate the possibility that such activity will occur.  The Fund will use its judgement in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

The Fund receives purchase and redemption orders through financial intermediaries that use omnibus accounts.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts indicates frequent trading.  In some cases, the Fund will rely on the market timing policies of the financial intermediaries which are reasonably designed to prevent frequent trading that can be detrimental to the Fund. The Fund reserves the right to reject combined or omnibus orders in whole or in part.  In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies. However, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and cannot ensure that it will always be able to detect frequent trading that occur though omnibus accounts. As a result, the Fund’s ability to monitor and discourage frequent trading practices in omnibus accounts may be limited.

IRA Redemptions.  Shareholders who hold Fund shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

If previously selected on your application and set up on your account, IRA redemptions may be completed via telephone by calling the Transfer Agent toll-free at (800) 576-7498.  Shareholders will be asked whether to withhold taxes from any distribution.  To add telephone privileges to your account, please contact the Transfer Agent for instructions.

Redemptions in Kind.  The Fund expects to make all redemptions in cash out of its holdings in cash or cash equivalents, or from the sale of portfolio assets, under normal or stressed market conditions.  The Fund reserves the right, however, to fulfill a redemption request with payment in whole or in part in the form of the Fund’s portfolio securities.  You will be subject to investment risk until the securities redeemed in kind are liquidated.  You will incur transaction costs when you liquidate the securities received in a redemption in kind.  For a shareholder other than an IRA or individually directed account maintained under a plan described in section 401(a) of the Internal Revenue Code of 1986, as amended, the tax consequences of an in-kind redemption, whether initiated by the Fund or the shareholder, would be the same as those of a cash redemption with respect to the recognition of gain or loss on the transaction (the only difference from a cash redemption being the shareholder’s receiving securities that would have a basis for federal tax purposes equal to their fair market value at the time of their receipt).

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Minimum Account Balance.  The Fund may automatically redeem your account and mail you the proceeds if your balance is below $1,000 due to redemptions.  The Fund will not redeem your account if your balance is below $1,000 due to a decline in the value of the Fund’s shares.  The Fund will send you written notice at least sixty (60) days in advance of any redemption, and such notice will provide details on how you may avoid such an automatic redemption.

Temporary Suspension of Redemptions.  The Fund may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances, at times when the NYSE is closed or trading on the NYSE is restricted, or by order of the SEC for the protection of the Fund’s shareholders.

Principal Underwriter and Distributor

Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor for shares of the Fund in a continuous public offering of the Fund’s shares on a best efforts basis.  Pursuant to a distribution agreement with the Fund and its Adviser, Quasar provides certain administrative services and arranges for the sale of the Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, Inc.

Dividends, Other Distributions, and Taxes

Dividends and Other Distributions.  The Fund distributes substantially all of its net investment income, net realized capital gains and net gains from foreign currency transactions, if any, at least annually.  Fund income dividends are derived from dividend and interest income the Fund earns from securities in its portfolio.  Capital gains are derived from selling a security at a price higher than its cost.  You can elect how you wish to receive your dividends and other distributions on your New Account Application.  Dividends and/or other distributions will be reinvested unless a cash payment is elected.  You may change your distribution options in writing or by telephone at least five days in advance of the distribution.  If you decide to receive your dividends and/or other distributions in cash, you may receive your payment by check or ACH (electronically credited to your bank account).

If the post office cannot deliver your check to your address of record or your check remains uncashed for six months, your check will be cancelled, and the proceeds will be reinvested in additional Fund shares at the NAV per share on the date of cancellation.  We will not pay interest on your uncashed check.  Thereafter, we will automatically reinvest your future dividends and other distributions in additional Fund shares.

You should avoid purchasing Fund shares shortly before a distribution, because a portion of the purchase price will represent the pending distribution that, if you have a taxable account, will be fully taxable to you (as described below) even though the distribution will represent a partial return of your investment.  Please inquire about our distribution schedule.

Taxes.  If you have a taxable account, you will be taxed on any dividends and other distributions whether they are received in cash or reinvested in additional Fund shares.  Dividends and distributions of the excess of net short-term capital gain over net long-term capital loss and of net gains from certain foreign currency transactions will be taxed as ordinary income.  However, the Fund’s dividends attributable to “qualified dividend income” (that is, dividends it receives on securities of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains, a maximum of 15%, or 20% for non-corporate shareholders with taxable income exceeding certain thresholds.  A portion of the Fund’s dividends, not exceeding the aggregate dividends it receives from domestic corporations only, also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

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Distributions to non-corporate shareholders of net capital gain (the excess of net long-term capital gain over net short-term capital loss) the Fund recognizes on sales or exchanges of capital assets will also be subject to the 15% and 20% maximum tax rates mentioned above; distributions thereof to corporate shareholders will be subject to federal income tax at the rate of 21%.  The Fund will inform you of the amount and nature of distributions to you shortly after the end of each calendar year.

A redemption of shares is a taxable event if you have a taxable account.  You will recognize a capital gain or loss in an amount equal to the difference between your tax basis in the redeemed shares and the redemption proceeds you receive.  (See “Taxes” in the SAI for a description of the rules regarding your election of a basis determination method and the Fund’s obligation to report basis information to the Internal Revenue Service (“IRS”).) Your gain or loss will be characterized as short- or long-term depending on how long you have owned the shares.  Any capital gain you recognize on a redemption of your Fund shares that you have held for more than one year will qualify for the 15% and 20% maximum tax rates mentioned above if you are a non-corporate shareholder.  The “wash sale” rule prevents you from recognizing a loss if you purchase Fund shares, including through the reinvestment of distributions in additional Fund shares, within 30 days before or after the date of redemption.

You will be subject to backup withholding at the rate of 24% of dividends, capital gain distributions and redemption proceeds (regardless of the extent to which you may realize gain or loss) otherwise payable to you if you are a non-corporate shareholder and you furnish to the Fund an incorrect or no taxpayer identification number.  Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to you if the IRS notifies us that you are subject to backup withholding or you fail to certify that you are not subject thereto.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and capital gain distributions the Fund pays and net gains realized on the redemption of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers).  This tax is in addition to any other taxes due on that income.  A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

You may also be subject to state and local taxes on Fund distributions and gains from redemptions of Fund shares.  Please consult a tax adviser with specific questions.

Under the Foreign Account Tax Compliance Act, the Fund is required to withhold 30% from its ordinary dividends to certain foreign shareholders that fail to meet prescribed information reporting or certification requirements.  For more information, see “Taxes” in the SAI.

Other Shareholder Information

Incorrect Taxpayer Identification Number.  We reserve the right to automatically redeem your account if you furnish an incorrect social security or other taxpayer identification number.  We will notify you in writing 30 days prior to the redemption of your account.

Shareholder Inquiries.  You can access information on your account 24 hours a day, seven days a week, from any touch-tone phone.  Simply call (800) 576-7498 and follow the menu instructions or you can reach a customer service representative between the hours of 9:00 a.m. and 8:00 p.m. Eastern time during any business day.

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Change of Address. You can change the address on your account by calling the Transfer Agent.  The Transfer Agent will mail a confirmation of your change of address to both your old and new addresses.

Reports and Householding.  To reduce expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to shareholders who share the same address.  If you wish to receive individual copies of these documents, please call us at (800) 366-3863.  We will begin sending you individual copies 30 days after receiving your request.  These reports, along with first and third quarter portfolio holdings, are also available on our website, www.greenspringfund.com.

No Contract Rights. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not have been waived. The Fund has entered into contractual arrangements with various parties, including, among others, the Adviser, administrator, custodian, Transfer Agent, and accountants, who provide services to the Fund. Shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Fund with any service provider or other agent to, or contractor with, the Fund, including, without limitation, any third- party beneficiary rights.

Inactive Accounts and Lost Shareholder.  Your mutual fund account may be transferred to your state of residence if no account activity or contact with the Fund or your financial intermediary occurs during the “inactivity period” specified in your state’s abandoned property laws.  For additional information, please contact your state’s unclaimed property administrator. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.  Shareholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.  In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact 1-800-576-7498 to review your account information.  In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases or redemptions of your shares.

Index Descriptions

Investors cannot invest directly in an index, although they may invest in the underlying securities included in the index.  An index return does not reflect a deduction for fees, expenses, or taxes.

The Russell 3000® Value Index is a capitalization-weighted equity index composed of those companies that are among the 3,000  largest U.S. companies based on total market capitalization that exhibit value characteristics such as lower price-to book ratios and lower expected growth rates.  It is a subset of the Russell 3000® Index.  This index is a total return market index, which assumes that all cash distributions are reinvested.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. This index is a total return market index, which assumes that all cash distributions are reinvested.

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The “Blended Benchmark” is a weighted average comprised of 60% Russell 3000 Value Index / 30% ICE BAML 1-3yr BB Cash Pay High Yield Index / 10% ICE BAML 3-month T-Bill Index (rebalanced monthly). The Russell 3000® Value Index is described above. The ICE BAML 1-3 year BB Cash Pay High Yield Index, a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less. The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month.

The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds in the Lipper Flexible Portfolio Fund category, which includes funds that allocate investments across various asset classes with a focus on total return.

Financial Highlights

The financial highlights table below is intended to help you understand the Fund’s financial performance for the last five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and other distributions.  This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report dated December 31, 2018, which is available free of charge upon request and on the Fund’s website at www.greenspringfund.com.

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	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.33	$24.77	$22.18	$24.80	$26.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.41	0.32	0.54	0.70
Net realized and unrealized gain (loss) on investments	(2.78)	1.50	3.96	(1.98)	(1.35)
Total from investment operations	(2.38)	1.91	4.28	(1.44)	(0.65)

LESS DISTRIBUTIONS:
From net investment income	(0.39)	(0.43)	(0.33)	(0.53)	(0.70)
From net realized gain	(1.79)	(1.92)	(1.36)	(0.65)	(0.32)
Total distributions	(2.18)	(2.35)	(1.69)	(1.18)	(1.02)
Net asset value, end of year	$19.77	$24.33	$24.77	$22.18	$24.80
Total return	(10.15%)	7.82%	19.78%	(5.86%)	(2.51%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$203.6	$272.6	$322.9	$317.4	$671.1
Ratio of expenses to average net assets	1.01%	0.98%	1.01%	0.95%	0.89%
Ratio of net investment income to average net assets	1.60%	1.53%	1.32%	1.93%	2.54%
Portfolio turnover rate	30%	40%	48%	25%	50%

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GREENSPRING FUND, INCORPORATED
2330 West Joppa Road, Suite 110
Lutherville, MD 21093-4641
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

The SAI includes additional information about the Greenspring Fund and is incorporated by reference herein (meaning it is legally considered part of this Prospectus).

Additional information about the Fund’s investments is available in its Annual and Semi-Annual Reports to shareholders.  The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI, Annual and Semi-Annual Reports to shareholders are available, without charge, on the Fund’s website at www.greenspringfund.com, or upon request by e-mailing the Fund at info@greenspringfund.com, or by calling the Fund at (410) 823-5353 or (800) 366-3863.  When the Fund receives a request for the SAI, or the Annual or Semi-Annual Report to shareholders, the documents will be sent within three business days of receipt of the request by first class mail or other means to ensure equally prompt delivery.  Other information about the Fund may be requested by contacting the Fund as described above.

Reports and other information about the Fund are available on the EDGAR Database on the Commission’s website at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address publicinfo@sec.gov.

If you have questions regarding your account, call the Transfer Agent at (800) 576-7498.

SEC File Number: 811-03627

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GREENSPRING FUND, INCORPORATED (GRSPX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2019

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the prospectus of Greenspring Fund (the “Fund”) dated May 1, 2019 (the “Prospectus”).  The Prospectus is available on the Fund’s website, www.greenspringfund.com.  You can also request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863, by writing to the Fund at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641, or by e-mailing the Fund at info@greenspringfund.com.  The Fund’s financial statements and the related report of the independent registered public accounting firm are included in the Fund’s Annual Report for its fiscal year ended December 31, 2018 and are hereby incorporated by reference.  The Annual Report is also available for free on the Fund’s website or by contacting the Fund as described above.

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Organization

The Fund was incorporated under the laws of the State of Maryland in October 1982 and is an open-end registered investment company.  The Fund first offered its shares to the public on July 1, 1983.

Description of the Fund and its Investments and Risks

Description.  The Fund is an open-end, diversified management investment company.

Investment Strategies.  The Fund primarily invests in the securities of companies that its investment adviser, Corbyn Investment Management, Inc. (“Corbyn,” or the “Adviser”), considers undervalued relative to historical valuations, the company’s peers, the securities market in general or its value as a private company and fixed income investments, including corporate, convertible, and high yield bonds that have the potential to provide income, capital appreciation or a combination of both.  The Fund may also invest in companies in the process of financial restructuring, reorganization, corporate turnaround, or liquidation.

Investment Program.  The Fund may invest in a combination of common stocks, preferred stocks, corporate bonds, including high yield bonds and convertible bonds, and money market instruments.  The Fund also may invest in repurchase agreements, debt securities issued at a discount, pay-in-kind securities, contingent payment debt instruments, foreign securities, securities of other investment companies, U.S. Government securities, and may write or purchase call options (covered or uncovered) and put options.  The Fund normally limits its investment in a specific security to 5% of the value of total Fund assets at the time of purchase.  The Fund also limits its concentration in one particular industry to no more than 25% of the value of total Fund assets at the time of purchase.

Equity Securities.  Equity securities in which the Fund may invest include common and preferred stocks. These securities represent shares of ownership in a corporation. The value of these securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment.  At times, the stock markets can be volatile and stock prices can change dramatically.  Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s price, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. This market risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund changes.

Preferred Stocks.  Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. When interest rates rise, the value of preferred stocks will generally decline.

Fixed Income Securities.

Ratings of Fixed Income Securities. The Fund may purchase securities rated by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or any other nationally recognized statistical rating organization. These ratings represent the opinion of the rating agency as to the quality of the securities it undertakes to rate. Ratings are not guarantees of quality.  In addition, the credit rating of a debt security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  The Fund may also invest in unrated securities that have been deemed by its Adviser to be comparable in quality to the rated securities in which the Fund may invest.  See Appendix A to this SAI for further information regarding S&P and Moody’s ratings.

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Investment Grade Debt Securities. Investment grade debt securities are those rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, deemed by the Fund’s Adviser to be of comparable quality.  Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics.

High Yield Bonds.  High yield bonds, (sometimes referred to as “junk bonds”) are below investment grade debt securities that are rated BB or lower by S&P, Ba or lower by Moody’s or, if unrated, deemed by the Fund’s Adviser to be of comparable quality. These securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of investment grade debt securities.  The market for high yield bonds may be less liquid than that for higher quality securities, which can make it difficult at times to sell certain securities or could result in lower prices upon sale than those used in calculating the Fund’s net asset value.

Judgment may play a greater role in valuing high yield bonds than is the case for securities with more active markets and transactions in such bonds may carry higher transaction costs.   The economy and interest rates affect high yield bonds differently from other securities.  The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  High yield bonds are subject to a greater risk of default than higher grade debt securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to obtain additional financing.  If the issuer of a debt security owned by the Fund defaults, the Fund may lose its entire investment.  In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s net asset value.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinate to comparable-tier non-convertible securities, but rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

Capital appreciation for a convertible security held in the Fund may result from an improvement in the credit standing of an issuer or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose convertible securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.  Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

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Variable and Floating Rate Securities.  These are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter).  Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Inflation-Indexed Bonds.  Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments. Any increase in the principal amount of an inflation-indexed bond will be taxable as ordinary income in the taxable year in which the increase occurs, even though investors do not receive their principal until maturity.

Zero Coupon Securities, Other Debt Securities Issued at a Discount, Pay-in-Kind Securities and Contingent Payment Debt Instruments.  The Fund may invest in zero coupon securities, other debt securities issued at a discount, pay-in-kind securities and contingent payment debt instruments.  Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”) and do not pay interest during the life of the security.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. Pay-in-kind securities allow the issuer, at its option, to make current interest payments on them either in cash or in additional securities.  Similar to zero coupon securities, pay-in-kind securities also carry additional risk because holders of these types of securities receive no cash until the cash payment date unless a portion of the securities is sold and, if the issuer defaults, the holder may obtain no return at all on its investment.   These debt securities may be less liquid, and their market prices may be more volatile, than securities that pay cash interest periodically. These securities are also likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Contingent payment debt instruments provide for the potential of one or more payments that are contingent as to timing or amount.  See “Taxes” for a discussion of the federal income tax consequences of the Fund’s investment in these securities.

Investment Company Securities.  The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”) to the extent permitted by applicable law.  Generally, the Fund’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended, (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. Section 12(d)(1)(A) of the 1940 Act states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of any one investment company; 5% of the mutual fund’s total assets invested in any one investment company; or 10% of the mutual fund’s total assets in all investment companies in the aggregate. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Fund may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.  The Fund currently intends to limit its investments in securities issued by other investment companies to not more than 3% of the outstanding voting stock of any one investment company.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses. The Fund is also subject to the risks associated with the securities in which the investment company invests.  Investment companies are subject to general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Fund invests in investment companies that invest in equity securities, fixed income securities and/or foreign securities, the Fund is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and high yield bond risk.  In addition, the Fund’s net asset value is subject to fluctuations in the net asset value of each investment company in which the Fund invests.

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Money Market Instruments.  Money market instruments in which the Fund may invest include money market funds, short- term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, corporate notes and repurchase agreements. If market conditions improve while the Fund has invested some or all of its assets in money market instruments, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objectives.

Options.  The Fund may from time to time purchase and write (“sell”) both call options and put options that are listed on an organized securities exchange.  Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks, which are different in some respects from the investment risks associated with similar funds that do not engage in such activities.  Those risks are discussed below.  The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options, exceeds 25% of the market value of the Fund’s net assets. In addition, the Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Call Options.  A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer (“seller”) of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period.  A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may sell covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund.  Options will be sold on the basis of investment considerations consistent with the Fund’s investment objectives.  These options will generally be written on securities which, in the opinion of the Fund’s Adviser, are not expected to make any major price moves in the near future, but that, over the long-term, are deemed to be attractive investments for the Fund.

When the Fund writes a covered call option, it assumes the risk that it must sell the underlying security at a price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.

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The Fund may sell uncovered call options.  In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security.  If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

Uncovered calls are riskier than covered calls because the Fund does not hold the underlying security.  The Fund assumes the risk of an increase in the price of the underlying security above the exercise price so long as its obligation as a writer continues.  Should this increase occur, the Fund may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay to acquire the security. Uncovered calls have speculative characteristics and the potential for loss is unlimited.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period.  The Fund will not commit more than 5% of the value of its total assets at the time of purchase to the purchasing of call options.  The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio.  This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly.  The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option.  The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options. The Fund may sell put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period.  The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security.  The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period.  Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities.  This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security’s current market price.  Purchasing put options involves the risk of losing the entire premium (purchase price of the option).  No more than 5% of the Fund’s total net assets, at the time of purchase, will be committed to the purchasing of put options.

Repurchase Agreements.  The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances.  A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (usually less than a week).  The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. The use of repurchase agreements involves certain risks.  If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it.  If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and, therefore, subject to sale by the trustee in bankruptcy.  The Fund does not invest in reverse repurchase agreements.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund.

The U.S. Securities and Exchange Commission (“SEC”) has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Fund’s Adviser may determine that certain securities qualified for trading under Rule 144A are liquid.

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Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities.

Securities of Foreign Issuers.  Investments in securities of foreign issuers, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in securities of U.S. issuers.  The economies of certain foreign countries may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Over a given period of time, securities of foreign issuers may underperform U.S. securities—sometimes for years.  Investing in securities of issuers in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries.  For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures.  Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries.

U.S. Government Securities.  The Fund may invest in U.S. Government securities, which include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).  The value of U.S. Government securities may fluctuate in response to political, market or economic developments. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources.  There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. Government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Fund itself.

Portfolio Turnover.  While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund’s investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than that of other mutual funds.  The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2018 and December 31, 2017 were 30% and 40%, respectively.

Cybersecurity Risk. With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may be more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Adviser, administrator, custodian, transfer agent, and accountants, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

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Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the  Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invest or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Fundamental Policies.  The Fund’s fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares.

The Fund may not:

1)
Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10% of the outstanding voting securities of an issuer;

2)	Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	Invest in companies for the purpose of exercising management or control;

4)
Purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

5)	Purchase or sell commodities or commodity contracts;

6)	Purchase securities on margin or effect short sales of securities;

7)	Make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	Borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

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9)	Mortgage, pledge or hypothecate securities;

10)	Act as securities underwriter, except to the extent that it may be regarded as a statutory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933, as amended;

11)
Deal with any of its officers or directors, or with any firm of which any of its officers or directors is an officer, director or member, as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services; or

12)	Issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.

Temporary Defensive Positions. If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high quality, short-term money market instruments, which should reduce downside volatility during periods of market weakness, but may cause the Fund not to achieve its investment objectives.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Fund’s Board of Directors (the “Board”).  The policies permit disclosure of non-public portfolio holdings to selected parties when the Fund’s Chief Compliance Officer (“CCO”) determines that the Fund has a legitimate business purpose and only if the third parties are subject to a duty to not trade on such information.  The Fund’s policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Fund’s non-public portfolio holdings.  The Fund’s CCO may determine to add a recipient under the policy only if he or she first determines that the standards under the Fund’s policy have been met prior to such disclosure.  The Fund’s CCO will report to the Board quarterly regarding any other approved recipients of non-public portfolio holdings information under the policy.  Such parties include the Fund’s service providers (e.g., the Adviser, custodian, fund administrators, fund accountants, and independent accountants), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty to not trade on the non-public information.  The Adviser, fund administrators, and fund accountants have access to the Fund’s complete portfolio holdings on a daily basis.  The Fund’s custodian receives confirmations of portfolio activity within one business day of the trade.  The Fund provides its independent accountants complete year-end portfolio holdings within one to ten business days of the Fund’s year-end.  The Fund also provides its complete month-end portfolio holdings to Morningstar and Lipper within 15 days of month-end.  The Fund provides its complete quarter-end portfolio holdings to S&P, Bloomberg, Vickers Stock Research Corporation, and Thomson Financial within 15 days of quarter-end.

The Adviser may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or “interest lists” to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers, subject to such broker-dealer’s duty of confidentiality and duty not to trade on the information.

Disclosure of the Fund’s complete portfolio holdings is required to be made within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders  in the quarterly holdings report on Form N-Q and, beginning after March 31, 2019, as an exhibit to Form N-PORT.  The complete portfolio holdings of the Fund are available, free of charge, on the Fund’s website as well as in reports on Form N-Q, Form N-PORT, and Form N-CSR filed with the SEC on the SEC’s website at www.sec.gov.  The Fund also, at the end of each calendar month, lists the 10 largest holdings by percentage of net assets, the top three equity sectors, and other portfolio characteristic data on its website (www. greenspringfund.com) within seven days of month-end.

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In no event shall the Fund, the Adviser or its employees receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Fund’s CCO will report any material violations of these policies to the Board at the next regularly scheduled meeting.

Management of the Fund

The Board is responsible for oversight of the Fund’s affairs, including oversight of the risks associated with the Fund’s operations.  The Board is currently composed of five Directors, two of whom are not “interested persons” of the Fund or its Adviser (“Independent Directors”).  Those noted as “interested persons” are interested on the basis of their positions with the Adviser, except that Mr. William E. Carlson is an “interested person” by virtue of his familial relationship with Charles vK. Carlson (brothers).

Charles vK. Carlson, the Chairman of the Board, is an Interested Director because of his affiliation with the Adviser.  The Fund does not have a lead independent director.  Mr. Carlson and Michael J. Fusting also serve as officers of the Fund.  The Board believes that its leadership structure is appropriate in light of the size of the Fund and the nature and complexity of its business.

The information below summarizes the material attributes, skills and experience that relate to the suitability of each Director to serve on the Board.  The Board believes that each of the Directors possess the necessary characteristics, such as the ability to critically discuss and analyze issues presented to the Board and sophisticated understanding of business and financial matters, to serve on the Board.

Charles vK. Carlson.  Mr. Carlson is experienced in financial and investment matters through his positions as researcher, analyst, and portfolio manager of the Fund since 1983.  He is also experienced in financial, accounting and regulatory matters through his position as President of the Fund since 1993, as President of Corbyn since 1991, and as Director since 1988.  Mr. Carlson is a Chartered Financial Analyst.

William E. Carlson.  Mr. Carlson, the President and Chair of the Business Department at Shapiro Sher Guinot & Sandler, a law firm, counsels businesses (including investment management firms) and advises boards of directors.

Michael J. Fusting.  Mr. Fusting is experienced in financial, accounting, investment and regulatory matters through his service as Chief Financial Officer of the Fund since 1994, as Senior Vice President of the Fund since 1998, and through his positions as investment analyst since 1989 and Co-Chief Investment Officer of Corbyn since 2006.  Mr. Fusting is a Chartered Financial Analyst.

David T. Fu.  Mr. Fu is experienced in financial and accounting matters through his position as Managing Director of Kanturk Partners, LLC, a merchant bank, from which he retired in December 2014.

Sean T. Furlong.  Mr. Furlong is experienced in financial and accounting matters through his position as Director of Finance and Operations at the Gilman School, a private preparatory school for boys.

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Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships During the Past Five Years

Interested Directors and Officers

Charles vK. Carlson(2) 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1959	President Chairman of the Board Chief Executive Officer Director	From March 1993 to present. From January 1994 to present. From February 1994 to present. From March 1987 to present.	President and Director of the Fund’s Adviser.	One	None
William E. Carlson(2) 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1957	Director	From February 1994 to present.	President and Chair of the Business Department at Shapiro Sher Guinot & Sandler (a law firm) from February 1999 to present. Partner of Shapiro Sher Guinot & Sandler from February 1990 to present.	One	None
Michael J. Fusting 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1961	Sr. Vice President Chief Financial Officer Director	From May 1998 to present. From February 1994 to present. From March 1992 to present.	Sr. Vice President and Director of the Fund’s Adviser.	One	None
Independent Directors(3)

David T. Fu 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1956	Director	From May 1990 to present.	Retired. Managing Director of Kanturk Partners, LLC (a merchant bank) from February 2004 to December 2014.	One	None

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Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships During the Past Five Years
Sean T. Furlong 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1965	Director	From March 2003 to present.	Director of Finance and Operations at the Gilman School from June 2003 to present. Adjunct Professor of Financial Accounting at Johns Hopkins University from February 2013 to present.	One	None
Officers

Elizabeth Agresta Swam 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1967	Secretary and Treasurer AML Officer Chief Compliance Officer	From May 1998 to present. From July 2002 to present. From July 2004 to present.
Employee of the Fund’s Adviser from May 1998 to present. Chief Compliance Officer of the Fund’s Adviser from December 31, 2016 to present. Secretary of the Fund’s Adviser from June 14, 2017 to present.
				N/A	None

(1)	Directors serve an indefinite term; officers serve a term of one year.
(2)	Mr. Charles vK. Carlson and Mr. William E. Carlson are brothers.
(3)	Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund.

The Board is not responsible for the day-to-day management of the Fund’s activities.  However, overall responsibility for the management of the Fund rests with the Board, including oversight of, among other risks, the Fund’s legal and regulatory compliance risks. The Board recognizes its critical role in reviewing the operations and risks of the Fund and in monitoring for conflicts of interest that may arise between the Fund and its service providers, including the Adviser.

The Board receives reports from the Fund’s CCO regarding compliance and legal risk concerns.  The Audit Committee and the Qualified Legal Compliance Committee (the “QLCC”) also play important roles in the Board’s oversight of the Fund, as described below.

Standing Committees.  Currently, the Fund’s Board has two standing committees:  the Audit Committee and the QLCC.  The Audit Committee oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting; the quality and integrity of the Fund’s financial statements and the independent audit thereof; the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting and risks related thereto; internal control over financial reporting and independent audits and risks related thereto; approves prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund’s independent registered public accounting firm.  The Audit Committee consists of the Independent Directors and meets periodically as needed, but at a minimum of twice per year.  Mr. Fu serves as chairman of the Audit Committee.  The Audit Committee held two meetings during the fiscal year ended December 31, 2018.

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The Audit Committee members also serve as the members of the QLCC.  The function of the QLCC is to receive reports of evidence of a material violation of the Fund’s policies and procedures by any officer, director, employee or agent of the Fund.  The QLCC did not meet during the Fund’s last fiscal year.

Directors’ Ownership of the Fund.  As of December 31, 2018, the Directors beneficially owned the following dollar value of Fund shares:

Interested Directors	Dollar Range of Fund Shares Owned
Charles vK. Carlson	Over $100,000
William E. Carlson	Over $100,000
Michael J. Fusting	Over $100,000

Independent Directors	Dollar Range of Fund Shares Owned
David T. Fu	Over $100,000
Sean T. Furlong	Over $100,000

Furthermore, neither the Independent Directors, nor members of their immediate family own, beneficially or of record, securities of the Adviser, the Fund’s principal underwriter, or any of their affiliates.

Compensation.  For the fiscal year ended December 31, 2018, Independent Directors and Directors who are not employees of the Fund or companies affiliated with the Fund, received an annual retainer of $6,000, paid quarterly; compensation of $2,000 for each board meeting and $750 for each committee meeting, attended either in-person or telephonically; and reimbursement of any travel or other out-of-pocket expenses resulting from meeting attendance.  Such fees are subject to adjustment in the future upon appropriate action by the Board. Directors, as well as officers, who are interested persons of the Fund, except Mr. William Carlson, are not compensated by the Fund, but may be compensated by Corbyn.

Compensation Table

Interested Directors	Aggregate Compensation from Fund for 2018
Charles vK. Carlson	$0
William E. Carlson	$14,000
Michael J. Fusting	$0

Independent Directors
David T. Fu	$15,500
Sean T. Furlong	$15,500

There are no pension or retirement benefits accrued as part of the Fund’s expenses.

Codes of Ethics.  The Fund, the Adviser, and the Fund’s distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act, each of which allows personnel to invest in securities that are also purchased or sold for the Fund or the Adviser subject to the provisions of the respective code.  Therefore, a buying or selling interest on the part of the personnel should not affect the price paid or received by the Fund for any security.  The codes of ethics provide that no personnel who is aware that the Fund or the Adviser is purchasing or selling a particular security, or that the Fund or the Adviser has such a purchase or sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund’s or the Adviser’s transactions in that security have been completed.

The Fund has also adopted a code of ethics for Chief Executive Officers and Chief Financial Officers.  This code of ethics promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with the SEC and in other public communications made by the Fund; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and accountability for adherence to the code.

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Proxy Voting Policies.  The Board has adopted policies and procedures with respect to the voting of proxies related to the Fund’s portfolio securities.  These procedures delegate to Corbyn the responsibility for voting proxies as part of its investment advisory services, subject to the continuing oversight of the Board.  Notwithstanding this delegation of responsibilities, the Fund reserves the right to vote proxies relating to its portfolio securities.  Corbyn will vote proxies on all proposals, except in those instances in which Corbyn determines that it is not practicable to do so or it determines that the potential cost involved with voting a proxy outweigh the potential benefit to the Fund and its shareholders.  Corbyn will report to the Board those proxies, if any, that were not voted and the reason for such non-votes.  Corbyn may engage an independent proxy voting service to assist in the voting of proxies, but does not currently do so.  Corbyn’s proxy voting policies and procedures are summarized below.

Corbyn will vote proxies related to securities in a manner that is in the best interest of the Fund.  Corbyn will consider only those factors that relate to the Fund’s investment, including how its vote will impact and affect the value of the Fund’s investment. Corbyn will vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

Corbyn has a general policy of voting in favor of routine proposals, which generally include:

(1)	The election of directors that result in a majority of independent directors;
(2)	Declassification of existing boards;
(3)	Appointment of auditors, except where non-audit fees make up a large percentage of total fees paid by the company to the audit firm;
(4)	Measures intended to increase long-term stock ownership by executives;
(5)	Employee stock purchase plans (provided that the shares are purchased for no less than 85% of their market value);
(6)	Removal of super-majority voting requirements for certain types of proposals;
(7)	Lower barriers to shareholder action; and
(8)	Annual advisory vote on executive compensation.

Corbyn has a general policy of voting against non-routine proposals, which generally include:

(1)	Adoption of classified board structures;
(2)	Equity-based compensation plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding or if annual option grants have exceeded 2% of shares outstanding;
(3)	Imposition of super-majority requirements;
(4)	Establishment of a separate class of stock with disparate voting rights;
(5)
Proposals relating to “ordinary business matters” (e.g., shareholder proposals requesting that the company disclose or amend certain business practices), unless Corbyn believes that a proposal has substantial economic implications; and

(6)	Increasing barriers to shareholder action.

If a matter is not specifically covered by the proxy voting policies, Corbyn will vote the proxy in a manner consistent with the general principles of the proxy voting policies and in the Fund’s best interest.  If Corbyn believes that it is in the best interest of the Fund, it may vote in a manner contrary to its established proxy voting policies.  Corbyn’s Investment Committee will review information to determine that there is no material conflict of interest between Corbyn and the Fund with respect to the voting in that matter.

In exercising its voting discretion, Corbyn will seek to avoid any direct or indirect material conflict of interest.  For any vote, Corbyn will attempt to determine whether an actual or potential conflict of interest exists with Corbyn, any of its affiliates or any other party which may be deemed an “interested person” of Corbyn as defined in Corbyn’s proxy voting policies and procedures.  If an actual or potential conflict is found to exist, Corbyn may then engage a non-interested party to independently review Corbyn’s vote recommendation.  Corbyn will provide disclosure to the Fund’s Board if any vote raises an actual or potential conflict of interest.

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Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 366-3863 and on the SEC’s website at http://www.sec.gov.

Principal Holders, Control Persons, and Management Ownership of Securities

A principal shareholder is a person who owns of record or beneficially more than 5% of the outstanding shares of the Fund.  A control person is one who owns beneficially or through one or more controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with controlling interest could affect the outcome of voting or the direction of management of the Fund.  As of April 2, 2019, the following shareholders were considered either principal shareholders or control persons of the Fund.  In each case, these entities hold shares of record for the accounts of certain of their clients.

Name/Address	Parent Company	Jurisdiction	Percentage of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94101-4151	The Charles Schwab Corporation	DE	25.81%	Record
National Financial Services Corp. P.O. Box 3730 New York, NY 10008-3730	N/A	N/A	26.40%	Record
TD Ameritrade Clearing, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	6.59%	Record

As of April 2, 2019, the officers and Directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, $209,056 of the Fund’s outstanding shares.

Investment Advisory and Other Services

Investment Adviser.  Corbyn Investment Management, Inc. is the Fund’s investment adviser and is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093-4641.  Corbyn was organized in 1973 and provides investment management services for its clients. The Corbyn Investment Management Employee Stock Ownership Plan and Trust (the “Plan”) may be deemed to control Corbyn by virtue of its ownership of approximately 38% of Corbyn’s outstanding voting securities.  The Plan is a qualified, defined contribution employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, designed to invest primarily in the common stock of Corbyn, the sponsoring employer.  Charles vK. Carlson is the Trustee of the Plan and owns approximately 44% of Corbyn’s common stock (24% directly and 20% through the Plan).  The Plan Committee, which is composed of three members, including Messrs. Carlson and Fusting,  has voting power over the Corbyn shares held by the Plan, except with respect to certain extraordinary transactions as to which Plan participants may direct voting.  Charles vK. Carlson is also an affiliated person of both the Adviser and the Fund by virtue of his positions as President and Director of the Adviser and President, Chairman of the Board, Chief Executive Officer and Director of the Fund.  Michael Fusting is an affiliated person of both the Adviser and the Fund by virtue of his positions as Sr. Vice President, Director and Co-Chief Investment Officer of the Adviser and Sr. Vice President, Chief Financial Officer and Director of the Fund.

Subject to the supervision of the Board, the Adviser will make investment decisions for the Fund, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund.  The Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund’s share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.  The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

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Corbyn acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  The Advisory Agreement continues in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or by vote of a majority of the Fund’s outstanding “voting securities”, as defined in the 1940 Act, and (ii) by a majority of the Directors who are not interested persons of any such party, by vote cast in person, at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated without penalty by the parties thereto upon 60 days written notice, and is automatically terminated in the event of its “assignment”, as defined in the 1940 Act.

The Fund pays the Adviser a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 and $500 million and 0.65% of average daily net assets in excess of $500 million.

The investment advisory fees paid by the Fund for the last three fiscal years ended December 31, 2018, 2017, and 2016,   were $1,922,050, $2,237,510 and $2,194,077, respectively.

Additional Services.  Pursuant to a Services Agreement, Corbyn provides additional services to the Fund including assisting (i) in the preparation of periodic reports by the Fund to its shareholders and all reports and filings to meet regulatory and tax requirements for the Fund; (ii) in the preparation of financial statements for the Fund; (iii) the Fund in connection with its obligations under the Sarbanes-Oxley Act of 2002 and other regulatory requirements; and (iv) with the development of compliance procedures for the Fund and providing compliance monitoring systems to oversee the Fund’s compliance with its investment policies and restrictions as reflected in the Fund’s registration statement. Corbyn also assists in the selection and oversees the performance of, and coordinates with, other service providers to the Fund in connection with the operations of the Fund.

Pursuant to the Services Agreement, the Fund pays Corbyn a monthly fee plus an additional percentage of the Fund’s daily net assets for the services provided, as well as reimbursement of reasonable out-of-pocket expenses.  Additional services fees for the Fund for the last three fiscal years ended December 31, 2018, 2017 and 2016 were $55,702, $60,158 and $59,559, respectively.

Administrator.  U.S. Bank Global Fund Services (“Fund Services”) serves as the administrator of the Fund pursuant to a Fund Administration Agreement and is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  As administrator, Fund Services provides administrative services and personnel for regulatory reporting and other administrative matters.

Administration fees paid by the Fund to Fund Services for the fiscal years ended December 31, 2018, 2017, and 2016  were $119,250, $136,539 and $150,393 respectively.

Transfer Agent and Fund Accountant.  Fund Services is also the transfer agent, dividend paying agent and fund accountant for the Fund.

Custodian.  U.S. Bank, N.A., 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian for the Fund and in that capacity holds all securities and cash owned by the Fund.

Independent Registered Public Accounting Firm.  Tait, Weller & Baker LLP (“TWB”) is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.  TWB is located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102-2529.  The financial statements for the year ended December 31, 2018 and the report of TWB are included in the Fund’s Annual Report, which is incorporated by reference into this SAI.

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Distribution Arrangements

Principal Underwriter and Distributor.  Quasar Distributors, LLC (“Quasar”), 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor for shares of the Fund in a continuous public offering of the Fund’s shares on a best efforts basis.  Pursuant to a distribution agreement with the Fund, Corbyn, and Quasar, Quasar provides certain administrative services and arranges for the sale of the Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is a member of the Financial Industry Regulatory Authority, Inc.  Fund Services, US Bank, N.A. and Quasar are affiliated companies.

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding “voting securities” (as defined in the 1940 Act) of the Fund; and (ii) a majority of the Directors who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated without penalty by the parties thereto upon 60 days written notice, and is automatically terminated in the event of its “assignment”, as defined in the 1940 Act.

Revenue Sharing.  Corbyn may pay compensation (out of its own resources and not as an expense of the Fund) to certain broker-dealers, or other financial intermediaries (each a “financial intermediary”) in connection with the sale, retention and/or servicing of Fund shares (“revenue sharing payments”). Corbyn may pay for placing the Fund on a Financial Intermediary’s trading platform.  The level of revenue sharing payments made to a Financial Intermediary may be based upon current assets and/or number of accounts of the Fund attributable to the Financial Intermediary or other measures as agreed to by Corbyn and the Financial Intermediaries.  These payment arrangements, however, will not change the price that a shareholder pays for Fund shares or the amount that the Fund receives to invest on behalf of a shareholder and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.  In addition to the compensation described above, the Fund and/or Corbyn may also pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for sub-accounting, administrative or transaction processing services related to the maintenance of accounts.

Corbyn is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Corbyn benefits from the incremental management and other fees paid to Corbyn by the Fund with respect to those assets.

Portfolio Manager

Charles vK. Carlson is the Fund’s portfolio manager.  Mr. Carlson is not directly compensated by the Fund.  See Management of the Fund and “Investment Advisory and Other Services” for a discussion of Mr. Carlson’s affiliation with Corbyn.  As of December 31, 2018, Mr. Carlson’s compensation from Corbyn is in the form of a fixed salary from the Adviser and bonuses payable by the Adviser based on the overall profitability of the Adviser and such other factors as the Adviser takes into account.  Mr. Carlson is not compensated based directly on the performance of the Fund or the value of the Fund’s assets.  The Fund, whose net assets aggregated $204 million at December 31, 2018, is the sole registered investment company managed by the portfolio manager.

Corbyn also acted as investment manager to 725 separate accounts, including individuals, corporations, and other entities, aggregating $752.7 million in value as of December 31, 2018.  Corbyn also acted as investment manager to 4 other pooled investment vehicles, aggregating $39.4 million in value, as of December 31, 2018.  For these separate accounts and other pooled investment vehicles, Corbyn was compensated solely through a management fee representing a percentage of assets managed.  Mr. Carlson is also the portfolio manager for these separately managed accounts and pooled investment vehicles, and is not compensated based directly on their performance or the value of their assets.

Corbyn seeks to treat all clients fairly and equitably and has established policies and procedures designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities.  Corbyn utilizes a variety of methods when allocating securities among client accounts.  The allocation method will depend upon various factors such as investment objective, existing portfolio composition and account characteristics.

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Although Corbyn manages the assets of all of its clients, including the Fund, with a similar overall investment philosophy, the investment goals of Corbyn clients vary and specific investment strategies designed to achieve individual clients’ goals may be implemented.  Individual clients of Corbyn have different restrictions on their permitted investments, whether by statute, contract, or instruction of the client, and have varying tax statuses and different needs for income.  Furthermore, separately managed accounts may be more concentrated in specific securities than the portfolio of the Fund, where concentrations are limited by statute.  As a consequence of employing differing strategies and taking into account investment restrictions, as well as the varying levels of cash held in separately managed accounts and the Fund, separately managed accounts and the Fund may own different securities and/or different position sizes and performance may materially differ.

As of December 31, 2018, Mr. Carlson and his immediate family members owned shares of the Fund worth over $1 million.

Brokerage Allocation and Other Practices

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis.  Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

Corbyn selects the brokerage firms used to complete securities transactions for the Fund.  Broker-dealers are selected to effect securities transactions for the Fund based on obtaining the most favorable combination of price and execution for a transaction.  Corbyn does not base its execution decisions solely on whether the lowest possible commission can be obtained.  Corbyn evaluates the trading price, commission, certainty of execution and the ability of the dealer to settle the trade promptly and accurately.  Obtaining a low commission is secondary to obtaining a favorable execution, which is usually more beneficial to the Fund.

In accordance with the provisions of Section 28(e) of the Exchange Act, Corbyn may cause the Fund to pay a higher brokerage commission to a broker that provides research and/or brokerage services than to another qualified broker that does not provide such products and services when Corbyn believes it is reasonable to do so in light of the value of the research and/or brokerage services provided by the broker effecting the transaction.  These products and services may include, but are not limited to market data fees, portfolio management software, settlement software, pricing services, market data and analytical software, and research products and services. Corbyn faces a potential conflict of interest when it uses Fund and/or other client account trades to obtain such products and services. This conflict exists because Corbyn is able to use the products and services to manage client accounts, including the Fund, without paying cash for the products and services, which reduces Corbyn’s expenses to the extent it would have purchased such products and services had they not been provided by brokers.  Corbyn may not use all of the products and services attributable to commissions paid by the Fund in connection with its management of the Fund.

Total brokerage commissions paid by the Fund for the last three fiscal years ended December 31, 2018, 2017, and 2016  were $150,556, $282,792 and  $385,501, respectively.

Corbyn received research services for commissions of $102,983 paid by the Fund on a total transaction amount of $68,799,607 for the fiscal year ended December 31, 2018.

The Fund’s officers and directors and Corbyn’s officers, directors and shareholders are not affiliated with any brokers used by the Fund.

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Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock.  All shares are of the same class, with equal rights and privileges.  Each share is entitled to one vote and participates equally in dividends and other distributions declared.  The Fund’s shares have non-cumulative voting rights.  When the Fund receives the consideration for which shares are to be issued, the shares are fully paid and non-assessable. The Fund’s shares are transferable, and have no preemptive, conversion, or exchange rights.

Purchase and Redemption of Shares and Net Asset Value Per Share

Purchase and Redemption of Shares.  Shares of the Fund can be purchased any day the New York Stock Exchange (the “NYSE”) is open for business.  The Fund must receive your purchase order in good form prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time, unless the NYSE closes early) for you to receive that day’s closing NAV per share.  If your purchase order is received after the close of regular trading on the NYSE, you will receive the next day’s closing NAV per share.  To redeem shares in good form you must include: the shareholder’s name; the account number; the share or dollar amount to be redeemed; and signature by all shareholders on the account (with signature(s) guaranteed if applicable).

Net Asset Value Per Share.  The Fund’s shares are purchased and redeemed at the Fund’s current NAV per share.  The Fund determines the NAV per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The NAV per share is calculated as of the close of the regular trading session of the NYSE each day the NYSE is open for business.  The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

An example of how the Fund calculated its total offering price per share as of December 31, 2018 is as follows:

Net Assets	=	Net asset value per share
Shares Outstanding

$203,578,300	=	$19.77
10,294,779

Redemption in Kind.  The Fund expects to make all redemptions in cash.  The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund’s portfolio securities.  These securities would be valued the same way the securities are valued in calculating the NAV per share of the Fund.  The Fund is subject to Rule 18f-1 under the 1940 Act.  Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period.

Taxes

General.  The Fund intends to continue to qualify each taxable year for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify for treatment as a RIC for a taxable year, the Fund must (a) satisfy certain diversification requirements at the end of each quarter of the year (“Diversification Requirements”), (b) derive at least the sum of 90% of its gross income for the year from (1) dividends, interest, payments with respect to securities loans, and gains (without including losses) from the sale or other disposition of securities or foreign currencies, and other income (including gains from options) derived with respect to its business of investing in securities or those currencies, and (2) net income from an interest in a “qualified publicly traded partnership” (“Income Requirement”), and (c) distribute at least 90% of its investment company taxable income (determined without regard to any deduction for dividends paid) for the year and 90% of its net exempt interest income (“Distribution Requirement”).

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If, in any taxable year, the Fund does not so qualify -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- (a) it would be taxed at the normal corporate tax rate on the entire amount of its taxable income, if any, without any deduction for distributions to its shareholders and (b) its distributions made out of its earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), except for the part of those dividends that is “qualified dividend income” (described in the Prospectus), which is subject to maximum federal income tax rates of 15% and 20% for individuals and certain other non-corporate taxpayers.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a RIC.

The Fund is required to distribute in each calendar year at least the sum of (a) 98% of the ordinary income it earns in that year, (b) 98.2% of the net capital gains it realizes in the 12-month period ending on October 31 of that year, and (c) any undistributed ordinary income and net realized capital gains from the prior year (“required amount”).  If the Fund fails to do so, it will be subject to a non-deductible 4% federal excise tax (“Excise Tax”) on the excess of the required amount over the distributed amount.  For purposes of the Excise Tax, amounts on which the Fund pays income tax are treated as distributed.

Taxation of Shareholders.  Dividends and other distributions are generally taxable to shareholders in the year in which they are received.  However, dividends the Fund declares in October, November, or December to shareholders of record in one of those months and pays during the following January will be treated as received by them on December 31.

A Fund shareholder who wants to use the average basis method for determining basis with respect to Fund shares he or she acquired or acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic).  If a Fund shareholder fails to affirmatively elect the average basis method, then basis determination will be made in accordance with the Fund’s default method, which is the “highest cost” method.  If a shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method other than “highest cost”), the shareholder may elect to do so.  The basis determination method a shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of Fund shares, the Fund (or its agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate  whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays . Recently issued proposed regulations would eliminate the withholding tax on certain capital gain distributions and the proceeds of redemptions of Fund shares that was scheduled to take effect after December 31, 2018.  That withholding tax generally can be avoided by an FFI or an NFFE by complying with certain information reporting requirements.  An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

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The income dividends the Fund pays to a non-resident alien individual or foreign corporation (a “non-U.S. person”) generally are subject to a 30% (or lower treaty rate) federal withholding tax.  However, Fund distributions that (1) are made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, and (2) are attributable to the Fund’s “qualified net interest income” and/or “qualified short-term gain” are exempt from that withholding tax.  Non-U.S. persons are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Taxation of the Fund.  Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions attributable to PFIC income will not be eligible for the 15% and 20% maximum federal income tax rates on “qualified dividend income” mentioned above.

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.  When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

The Fund may acquire zero coupon or other securities issued with OID.  As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, the Fund must include in its gross income securities it receives as “interest” on pay-in-kind securities and interest income in excess of the cash received on contingent payment debt instruments.  Because the Fund must distribute substantially all of its investment company taxable income annually, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary.  The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

* * * * *

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential shareholders are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to dividends and other distributions therefrom.

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Financial Statements

The Annual Report for the Fund for the fiscal year ended December 31, 2018 is a separate document supplied free of charge upon request by calling the Fund toll-free at (800) 366-3863, and the financial statements, accompanying notes, and report of TWB, the Fund’s independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

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Appendix A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s (“S&P”) Long-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weakened the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the  obligor  currently has  the  capacity to  meet  its  financial  commitment  on  the  obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation's rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

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NR – This indicates that a rating has not been assigned or is no longer assigned.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s Investors Service, Inc.’s (“Moody’s”) Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic  rating  category;  the  modifier  2  indicates  a  mid-range  ranking;  and  the  modifier  3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

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A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity  to  meet  its  financial  commitments  on  the  obligation  is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non- hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols, the second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Table of Contents - Statement of Additional Information

GREENSPRING FUND, INCORPORATED
PART C

OTHER INFORMATION

Item 28.  Exhibits.

(a)	(1)	(i)	Articles of Incorporation dated October 21, 1982 were previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A with the SEC on April 28, 2000.
		(ii)	Articles of Amendment dated April 28, 1998 were previously filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A with the SEC on April 30, 1998.
		(iii)	Articles of Amendment dated May 21, 1990 were previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A with the SEC on April 28, 2000.
(b)			Amended and Restated By-laws dated November 11, 2010 were previously filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A with the SEC on April 28, 2011.
(c)			Provisions defining the rights of security holders are contained in Articles V, VII, and XV of the Articles of Incorporation, as amended and Articles I, VI, VII, VIII, XIII and XIV of the By-laws.
(d)
Investment Advisory Agreement between the Registrant and Corbyn Investment Management, Inc. dated October 15, 1999 was previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A with the SEC on April 28, 2000.

(e)	(1)	(i)	Distribution Agreement dated June 28, 2005 was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A with the SEC on April 25, 2008.
		(ii)	First Amendment to the Distribution Agreement dated May 30, 2013 was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A with the SEC on April 25, 2014.
(f)			Bonus or Profit Sharing Contracts – None.
(g)	(1)	(i)	Custody Agreement dated June 28, 2005 was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A with the SEC on April 25, 2008.
		(ii)	First Amendment to the Custody Agreement dated May 1, 2009 was previously filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A with the SEC on April 28, 2010.
		(iii)	Second Amendment to the Custody Agreement dated May 1, 2010 was previously filed with Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A with the SEC on April 26, 2017.
		(iv)	Third Amendment to the Custody Agreement dated February 1, 2011 was previously filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A with the SEC on April 28, 2011.
		(v)	Fourth Amendment to the Custody Agreement dated April 25, 2012 was previously filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A with the SEC on May 4, 2012.
		(vi)	Fifth Amendment to the Custody Agreement dated May 30, 2013 was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A with the SEC on April 25, 2014.

		(vii)	Sixth Amendment to the Custody Agreement dated May 12, 2016 was previously filed with Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A with the SEC on April 26, 2017.
(h)			Other Material Contracts.
(1)
Operating Agreement dated June 16, 2003 between Registrant and Charles Schwab & Co, Inc. was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A with the SEC on April 26, 2004.

	(2)	(i)
Agreement between Registrant and American Express Financial Advisors, Inc. dated October 11, 1999 was previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A with the SEC on April 28, 2000.

(ii)
Amendment to Agreement dated February 1, 2000 between Registrant and American Express Financial Advisors, Inc. was previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A with the SEC on April 28, 2000.

(3)
Form of Agreement dated August 11, 2000 between Registrant and Goldman, Sachs & Co. was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A with the SEC on May 10, 2001.

(4)
Confidentiality Agreement between Registrant, Corbyn Investment Management and Charles Schwab & Co., Inc., dated February 15, 2003 was previously filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A with the SEC on April 24, 2003.

(5)
Form of Mutual Fund Services Agreement between Registrant and Scottrade was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A with the SEC on April 26, 2004.

(6)
Services Agreement between Registrant and National Financial Services and Fidelity Brokerage Services LLC dated October 13, 2003 was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A with the SEC on April 26, 2004.

(7)
Services Agreement between Registrant and Corbyn Investment Management, Inc. dated July 1, 2005 was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A with the SEC on April 25, 2008.

	(8)	(i)	Fund Administration Servicing Agreement dated June 28, 2005 was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A with the SEC on April 25, 2008.
(ii)
Addendum to the Fund Administration Servicing Agreement dated September 21, 2007 was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A with the SEC on April 25, 2008.

(iii)
First Amendment to the Fund Administration Servicing Agreement dated May 1, 2009 was previously filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A with the SEC on April 28, 2010.

(iv)
Second Amendment to the Fund Administration Servicing Agreement dated May 1, 2010 was previously filed with Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A with the SEC on April 26, 2017.

(v)
Third Amendment to the Fund Administration Servicing Agreement dated February 1, 2011 was previously filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A with the SEC on April 28, 2011.

(vi)
Fourth Amendment to the Fund Administration Servicing Agreement dated April 25, 2012 was previously filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A with the SEC on May 4, 2012.

(vii)
Fifth Amendment to the Fund Administration Servicing Agreement dated May 30, 2013 was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A with the SEC on April 25, 2014.

(viii)
Sixth Amendment to the Fund Administration Servicing Agreement dated May 12, 2016 was previously filed with Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A with the SEC on April 26, 2017.

(9)	(i)	Fund Accounting Servicing Agreement dated June 28, 2005 was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A with the SEC on April 25, 2008.
(ii)
First Amendment to the Fund Accounting Servicing Agreement dated May 1, 2009 was previously filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A with the SEC on April 28, 2010.

(iii)
Second Amendment to the Fund Accounting Servicing Agreement dated May 1, 2010 was previously filed with Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A with the SEC on April 26, 2017.

(iv)
Third Amendment to the Fund Accounting Servicing Agreement dated February 1, 2011 was previously filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A with the SEC on April 28, 2011.

(v)
Fourth Amendment to the Fund Accounting Servicing Agreement dated April 25, 2012 was previously filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A with the SEC on May 4, 2012.

(vi)
Fifth Amendment to the Fund Accounting Servicing Agreement dated May 30, 2013 was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A with the SEC on April 25, 2014.

(vii)
Sixth Amendment to the Fund Accounting Servicing Agreement dated May 12, 2016 was previously filed with Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A with the SEC on April 26, 2017.

(10)	(i)	Transfer Agent Servicing Agreement dated June 28, 2005 was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A with the SEC on April 25, 2008.
(ii)
First Amendment to the Transfer Agent Servicing Agreement dated May 1, 2009 was previously filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A with the SEC on April 28, 2010.

(iii)
Addendum to the Transfer Agent Servicing Agreement dated August 13, 2009 was previously filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A with the SEC on April 28, 2010.

(iv)
Second Amendment to the Transfer Agent Servicing Agreement dated May 1, 2010 was previously filed with Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A with the SEC on April 26, 2017.

(v)
Third Amendment to the Transfer Agent Servicing Agreement dated February 1, 2011 was previously filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A with the SEC on April 28, 2011.

(vi)
Fourth Amendment to the Transfer Agent Servicing Agreement dated April 25, 2012 was previously filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A with the SEC on May 4, 2012.

(vii)
Fifth Amendment to the Transfer Agent Servicing Agreement dated May 30, 2013 was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A with the SEC on April 25, 2014.

(viii)
Sixth Amendment to the Transfer Agent Servicing Agreement dated May 12, 2016 was previously filed with Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A with the SEC on April 26, 2017.

	(11)	(i)	Power of Attorney for Michael J. Fusting dated February 11, 2009, was previously filed with Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A with the SEC on April 30, 2009.
		(ii)	Power of Attorney for Charles VK. Carlson dated February 11, 2009, was previously filed with Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A with the SEC on April 30, 2009.
		(iii)	Power of Attorney for William Carlson dated February 11, 2009, was previously filed with Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A with the SEC on April 30, 2009.
		(iv)	Power of Attorney for David Fu dated February 11, 2009, was previously filed with Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A with the SEC on April 30, 2009.
		(v)	Power of Attorney for Sean Furlong dated February 11, 2009, was previously filed with Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A with the SEC on April 30, 2009.
(i)			Opinion and Consent of Counsel — Filed Herewith.
(j)			Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements – None.
(l)			Initial Capital Agreements
(1)
Initial Capital Agreement (Daniel R. Long, Jr.) dated April 25, 1983 was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A with the SEC on April 22, 2002.

(2)
Initial Capital Agreement (Daniel R. Long, III) dated April 25, 1983 was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A with the SEC on April 22, 2002.

(m)			Rule 12b-1 Plan – None.
(n)			Rule 18f-3 Plan – None.
(o)			Reserved.
(p)			Codes of Ethics.
	(1)		Code of Ethics of the Registrant was previously filed with Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A with the SEC on April 29, 2013.
	(2)		Code of Ethics of Corbyn Investment Management, Inc. was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A with the SEC on April 25, 2008.
	(3)		Code of Ethics for Quasar Distributors, LLC dated March 17, 2014 was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A with the SEC on April 25, 2014.

Item 29.  Persons Controlled by or Under Common Control with the Fund.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, penalties, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith.  However, if the proceeding is one by or in the right of the corporation, indemnification (may be made only against reasonable expenses and) may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by conviction, or upon a plea of nolo contendere or its equivalent or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director did not meet the requisite standard of good faith.  This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Under the terms of the Investment Advisory Agreement, the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant or the holders of the Registrant’s shares in connection with the matters related to the Investment Advisory Agreement, provided that nothing in the Agreement shall be deemed to protect or purport to protect the Investment Manager against any liability to the Registrant or to holders of the Registrant's shares to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Investment Manager’s directors, employees or other affiliates of the Investment Manager performing services with respect to the Registrant.

Under the terms of the Distribution Agreement, the Distributor shall indemnify, defend and hold the Registrant and each of its directors, officers, employees, representatives and any person who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, as amended, (collectively, the “Fund Indemnitees”), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys’ fees) (“Losses”) that the Fund Indemnitees may sustain or incur or that may be asserted against the Fund Indemnitee by any person (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Distributor, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, or (iii) based upon the Distributor’s refusal or failure to comply with the terms of the Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under the Agreement; provided, however, that with respect to clauses (i) and (ii), above, the Distributor’s obligation to indemnify the Fund Indemnitees shall only be deemed to cover Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to the Distributor and furnished to the Registrant or its counsel by the Distributor for the purpose of, and used in, the preparation thereof.  The Distributor’s agreement to indemnify the Fund Indemnitees is expressly conditioned upon the Distributor being notified of any action or claim of loss brought against the Fund Indemnitees within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Indemnitees, unless the failure to give notice does not prejudice the Distributor; provided, that the failure so to notify the Distributor of any such action shall not relieve the Distributor from any liability which the Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of the Distributor’s indemnity agreement.  The Registrant provides similar indemnifications to the Distributor.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Manager.

Corbyn Investment Management, Inc. (the “Investment Manager”) was organized in 1973 and provides investment management services to its clients.  The Investment Manager is a registered investment adviser with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Information regarding the business, vocation or employment of a substantial nature of the Investment Manager and its officers is incorporated by reference to the information contained in the Statement of Additional Information of this Registration Statement and to the Investment Manager’s Form ADV dated February 20, 2019 filed by the Investment Manager with the Securities and Exchange Commission Registration No. 801-9139.

Item 32.  Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	LoCorr Investment Trust
Aegis Funds	Lord Asset Management Trust
Allied Asset Advisors Funds	MainGate Trust
Alpha Architect ETF Trust	Managed Portfolio Series
Amplify ETF Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Fund Trust
Barrett Opportunity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Equity Income Fund, Inc.
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds
CG Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	PRIMECAP Odyssey Funds
ETF Series Solutions	Professionally Managed Portfolios
Evermore Funds Trust	Prospector Funds, Inc.
First American Funds, Inc.	Provident Mutual Funds, Inc.
FundX Investment Trust	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	RBB Fund, Inc.
Glenmede Portfolios	RBC Funds Trust
GoodHaven Funds Trust	Series Portfolios Trust
Greenspring Fund, Inc.	Sims Total Return Fund, Inc.
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TigerShares Trust
Horizon Funds	TrimTabs ETF Trust
Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
IronBridge Funds, Inc.	USA Mutuals
Jacob Funds, Inc.	Wall Street EWM Funds Trust
Jensen Quality Growth Fund Inc.	Westchester Capital Funds
Kirr Marbach Partners Funds, Inc.	Wisconsin Capital Funds, Inc.
LKCM Funds	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan(1)	President, Board Member, Board Chairperson	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Anita M. Zagrodnik(1)	Board Member	None
Stephanie J. Fisher	Board Member	None
Susan LaFond(1)	Vice President, Treasurer, Co-Chief Compliance Officer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Jennifer Brunner(1)	Vice President, Co-Chief Compliance Officer	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.

Item 33.  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant's Investment Manager	Corbyn Investment Management, Inc. 2330 West Joppa Road, Suite 108 Lutherville, Maryland 21093
Registrant's Custodian	U.S. Bank N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant's Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, WI 53202

Item 34.  Management Services.

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 54 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, and State of Maryland, on the 26th day of April, 2019.

GREENSPRING FUND, INCORPORATED By: /s/ Charles vK. Carlson Charles vK. Carlson President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 54 to its Registration Statement has been signed below on April 26, 2019, by the following persons in the capacities indicated.

Signature	Title

/s/ Charles vK. Carlson Charles vK. Carlson	President, Chief Executive Officer and Chairman of the Board

William E. Carlson*	Director
William E. Carlson

David T. Fu*	Director
David T. Fu

Sean T. Furlong*	Director
Sean T. Furlong

/s/Michael J. Fusting Michael J. Fusting	Chief Financial Officer, Sr. Vice President and Director

*By: /s/ Charles vK. Carlson
Charles vK. Carlson
* Attorney-in-Fact pursuant to Power of Attorney
previously filed with Registrant’s Post-Effective
Amendment No. 35 to its Registration Statement on
Form N-1A with the SEC on April 30, 2009, and
incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Exhibit No.
Opinion and Consent of Counsel	EX-99.i.
Consent of Independent Registered Public Accounting Firm	EX-99.j.